UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2016

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 6700, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 538-0300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 9, 2016, upon consummation of its previously disclosed plan of reorganization, Halcón Resources Corporation (the “Company”) amended and restated its certificate of incorporation to provide for (i) a classified board structure, (ii) the right of removal of directors with or without cause by stockholders, and (iii) a restriction on the Company from issuing any non-voting equity securities in violation of Section 1123(a)(6) of chapter 11 of title 11 of the United States Code. The Company also amended its bylaws to provide for (i) a classified board structure and (ii) majority voting for the election of directors, except if the number of director nominees exceeds the number of directors to be elected at a meeting of stockholders, such election shall be by plurality voting. A copy of the Company’s Amended and Restated Certificate of Incorporation and Amendment No. 1 to the Fifth Amended and Restated Bylaws of the Company are filed herewith as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated September 9, 2016.

3.2	Amendment No. 1 to the Fifth Amended and Restated Bylaws of Halcón Resources Corporation, effective as of September 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

September 9, 2016	By:	/s/ Floyd C. Wilson
Name: Floyd C. Wilson
Title: Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Incorporation of Halcón Resources Corporation dated September 9, 2016.

3.2	Amendment No. 1 to the Fifth Amended and Restated Bylaws of Halcón Resources Corporation, effective as of September 9, 2016.